Exhibit 23.1



                     CONSENT OF INDEPENDENT ACCOUNTANTS


         We  hereby   consent  to  the   incorporating   by  reference  in  this
Registration Statement on Form S-8 of our report dated February 5, 1998 appearing on page F-2 of M.D.C. Holdings, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.



/s/ Price Waterhouse
------------------------
PRICE WATERHOUSE

Denver, Colorado
May 20, 1998